UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2009

NORTH AMERICAN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26670	51-0366422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20200 Sunburst Street, Chatsworth, CA		91311
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 734-8600

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors and Executive Officer

Effective as of May 12, 2009, John M. Sabin, Richard A. Sandberg, Gary N. Wilner, Roderick A. Young, Robert V. Toni, Wilfred E. Jaeger have resigned as members of the Board of Directors of North American Scientific, Inc. a Delaware corporation (the “Company”).

Effective as of May 12, 2009, the Company received a resignation letter from John B. Rush  resigning as President, Chief Executive Officer and director of the Company effective as of May 13, 2009.

On May 12, 2009, the Company has also received a resignation letter from Brett L. Scott resigning as the Senior Vice President and Chief Financial Officer of the Company effective as of May 13, 2009.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.

May 13, 2009	By:	/s/ Brett L. Scott
Brett L. Scott
Senior Vice President and Chief Financial Officer